EXHIBIT 10(f)

                      THIRD AMENDMENT TO CREDIT AGREEMENT


            THIS THIRD AGREEMENT TO CREDIT AGREEMENT (this "Amendment") is made as of the 28th day of June, 1999, by and among PICCADILLY CAFETERIAS, INC. (the "Borrower"), HIBERNIA NATIONAL BANK, as Co-Arranger, Administrative Agent, Letter of Credit Issuer and a Bank, WACHOVIA BANK, N.A., as Co-Arranger, Documentation Agent and as a Bank, SOUTH TRUST BANK, NATIONAL ASSOCIATION, AMSOUTH BANK, BRANCH BANKING AND TRUST COMPANY, WHITNEY NATIONAL BANK, BANKONE LOUISIANA, N.A., THE FUJI BANK, LIMITED, FIRST TENNESSEE BANK NATIONAL ASSOCIATION, and DEPOSIT GUARANTY NATIONAL BANK (collectively referred to herein as the "Banks"), PICCADILLY RESTAURANTS, INC. and MORRISON RESTAURANTS INC. (collectively referred to here as the Guarantors).

                               R E C I T A L S:

            The Borrower, the Administrative Agent, the Documentation Agent and the Banks have entered into a certain Credit Agreement dated June 24, 1998, as amended by a First Amendment to Credit Agreement dated July 31, 1998 and a Second Amendment to Credit Agreement dated October 30, 1998 (the "Credit Agreement"). Capitalized terms used in this Amendment which are not otherwise defined in this Agreement shall have the respective meanings assigned to them in the Credit Agreement.

            The Guarantors have executed a certain Guaranty Agreement dated June 24, 1998 (the "Guaranty").

            The Borrower and Guarantors have requested the Administrative Agent, the Documentation Agent and the Banks to amend the Credit Agreement upon the terms and conditions hereinafter set forth.

            NOW, THEREFORE, in consideration of the Recitals and the mutual promises contained herein and for the other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Administrative Agent, the Documentation Agent and the Banks, intending to be legally bound hereby, agree as follows:

            SECTION  1.   RECITALS.   The Recitals are incorporated  herein  by
reference and shall be deemed to be a part of this Amendment.

            SECTION 2. AMENDMENTS. The Credit Agreement is hereby amended as set forth in this SECTION 2.

            SECTION 2.1.  AMENDMENT TO SECTION  1.1.   The following definition
is added to Section 1.1 of the Credit Agreement:

      "Sale of Ralph & Kacoo's" shall mean the sale by Piccadilly Restaurants, Inc. and the Borrower of certain assets principally used in the operation of Ralph & Kacoo's Seafood Restaurants and the sale by the Borrower of the issued and outstanding capital stock of Cajun Bayou Distributors & Management, Inc. to Cobb Investment Company, Inc.

            2.02 AMENDMENT TO SECTION 5.13(B). Section 5.13(b) of the Credit Agreement is hereby amended and restated to read as follows.

                  (b) The Borrower shall not, nor shall it permit any of its Subsidiaries to, sell, assign, lease, transfer, convey or otherwise dispose of, all or any substantial part of its properties, segment (whether now owned or hereafter acquired), other than: (I) dispositions of inventory in the ordinary course of business; and (ii) the foregoing limitation on the sale, assignment, lease, transfer, conveyance or other disposition of assets and on the discontinuation or elimination of a business line or segment shall not prohibit, during any Fiscal Quarter, a transfer of assets or the discontinuance or elimination of a business line or segment (in a single transaction or in a series of related transactions) unless the aggregate assets to be so transferred or utilized in a business line or segment to be so discontinued, when combined with all other assets transferred, and all other assets utilized in all other business lines or segments discontinued during such Fiscal Quarter (the "Current Fiscal Quarter") and the immediately preceding three Fiscal Quarters (the "Current Fiscal Quarter") and the immediately preceding three Fiscal Quarters (excluding from such computation: (1) the acquisition by Piccadilly Acquisition Corp. of the common stock of Morrison Restaurants, Inc.; and (2) the Sale of Ralph & Kacoo's), contributed more than 10% of EBITDA, for the four Fiscal Quarters immediately preceding the Current Fiscal Quarter.

            SECTION 3. REDUCTION IN COMMITMENTS. Pursuant to Section 2.8 of the Credit Agreement, effective June 30, 1999, the Borrower reduces the Commitments (and effective June 30, 1999 the Commitments shall be reduced), by an aggregate amount equal to $25,000,000. Accordingly, the Commitment of each Bank set forth on the signature pages of the Credit Agreement is hereby amended to be equal to the amount designated as the Commitment set forth on the signature pages of this Amendment opposite such Bank's name.

            SECTION 4. CONDITIONS TO EFFECTIVENESS: The effectiveness of this Amendment and the obligations of the Banks hereunder are subject to the following conditions, unless the Required Banks waive such conditions:

                  (a) receipt by the Administrative Agent from each of the parties hereto of a duly executed counterpart of this Amendment signed by such party; and

                  (b) the fact that the representations and warranties of the Borrower and Guarantors contained in Section 6 of this Amendment shall be true on and as of the date hereof.

            SECTION 5. NO OTHER AMENDMENT. Except for the amendments set forth above, the text of the Credit Agreement shall remain unchanged and in full force and effect. This Amendment is not intended to effect, nor shall it be construed as a novation. The Credit Agreement and this Amendment shall be construed together as a single agreement. Nothing herein contained shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement, except as herein amended, nor affect nor impair any rights, powers or remedies under the Credit Agreement as hereby amended. The Banks, the Documentation Agent and the Administrative Agent do hereby reserve all of their rights and remedies against all parties who may be or may hereafter become secondarily liable for the repayment of the Notes. The Borrower promises and agrees to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement, as heretofore and hereby amended, the Credit Agreement, as amended, being hereby ratified and affirmed. The Borrower hereby expressly agrees that the Credit Agreement, as amended, is in full force and effect.

            SECTION 6. REPRESENTATIONS AND WARRANTIES. The Borrower and Guarantors hereby represent and warrant to each of the Banks as follows:

            (a) No Default or Event of Default, nor any act, event, condition or circumstance which with the passage of time or the giving of notice, or both, would constitute an Event of Default, under the Credit Agreement or any other Loan Document has occurred and is continuing unwaived by the Banks on the date hereof.

            (b) The Borrower and Guarantors have the power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder, or thereunder, to be done, observed and performed by it.

            (c) This Amendment has been duly authorized, validly executed and delivered by one or more authorized officers of the Borrower and Guarantors and constitutes a legal, valid and binding obligation of the Borrower and each Guarantor enforceable against it in accordance with its terms, provided that such enforceability is subject to general principles of equity.

            (d) The execution and delivery of this Amendment and the performance of the Borrower and Guarantors hereunder do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower or any Guarantor, nor be in contravention of or in conflict with the articles of incorporation or bylaws of the Borrower or any Guarantor, or the provision of any statute, or any judgment, order or indenture, instrument, agreement or undertaking, to which the Borrower or any Guarantor is party or by which the assets or properties of the Borrower and Guarantors are or may become bound.

            SECTION  7.   COUNTERPARTS.   This  Amendment  may  be  executed in
multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

            SECTION 8. GOVERNING LAW. This Amendment shall be considered in accordance with and governed by the laws of the State of Georgia.

            SECTION 9. CONSENT BY GUARANTORS. The Guarantors consent to the foregoing amendments. The Guarantors promise and agree to perform all of the requirements, conditions, agreements and obligations under the terms of the Guaranty, said Guaranty being hereby ratified and affirmed. The Guarantors hereby expressly agree that the Guaranty is in full force and effect.

            SECTION 10. EFFECTIVE DATE. This Amendment shall be effective as of March 30, 1999.



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            IN WITNESS WHEREOF, the parties hereto have executed and delivered, or have caused their respective duly authorized officers or representatives to execute and deliver, this Amendment as of the day and year first above written.


                                    BORROWER:

                                    PICCADILLY CAFETERIAS, INC.



                                    By:   /S/  RONALD A. LABORDE
                                    Title: PRESIDENT AND CEO




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                                    HIBERNIA NATIONAL BANK,
                                    As   Co-Arranger,   Administrative   Agent,
                                    Letter of Credit Issuer and a Bank

Commitment:

$20,000,000.00                      By:   /S/  JANET O. RACK
                                    Title: SENIOR VICE PRESIDENT
Swing Line Commitment:

$10,000,000.00

Letter of Credit Subcommitment:

$20,000,000.00




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                                    WACHOVIA BANK, N.A.,
                                    As Documentation Agent, Co-Arranger and as a Bank

Commitment:

$20,000,000.00                      By:   /S/  MARCUS A. BRUMFIELD
                                    Title: SENIOR VICE PRESIDENT




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                                    SOUTHTRUST BANK, NATIONAL ASSOCIATION,
                                    as a Bank


Commitment:
                                    By:   /S/  ALEX MORTON
$9,000,000.00                       Title: ASSISTANT VICE PRESIDENT




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                                    AMSOUTH BANK,
                                    as a Bank


Commitment:
                                    By:   /S/  D. M. SINCLAIR
$9,000,000.00                       Title: VICE PRESIDENT




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                                    BRANCH BANKING AND TRUST COMPANY,
                                    as a Bank


Commitment:
                                    By:   /S/  THATCHER TOWNSEND
$9,000,000.00                       Title: SENIOR VICE PRESIDENT




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                                    WHITNEY NATIONAL BANK,
                                    as a Bank


Commitment:
                                    By:   /S/  MICHAEL DOERR
$9,000,000.00                       Title: ASSISTANT VICE PRESIDENT




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                                    BANKONE LOUISIANA, N.A.,
                                    as a Bank


Commitment:
                                    By:   /S/  MICHAEL HOSKINS
$7,200,000.00                       Title: SENIOR VICE PRESIDENT




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                                    THE FUJI BANK, LIMITED,
                                    as a Bank


Commitment:
                                    By:
$7,200,000.00                       Title:




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                                    FIRST TENNESSEE BANK NATIONAL ASSOCIATION,
                                    as a Bank


Commitment:
                                    By:   /S/  ROSEMARY MOODY
$4,800,000.00                       Title: VICE PRESIDENT




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                                    DEPOSIT GUARANTY NATIONAL BANK,
                                    as a Bank


Commitment:
                                    By:   /S/  NEMESIO J. VISO
$4,800,000.00                       Title: VICE PRESIDENT




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                                    Guarantor:

                                    PICCADILLY RESTAURANTS, INC.

                                          Ronald A. LaBorde


                                    By:   /S/  RONALD A. LABORDE
                                    Title: PRESIDENT



ATTEST:


      /S/  J.F. JOHNSON
            Secretary
J. Fred Johnson

      [CORPORATE SEAL]





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                                    Guarantor:

                                    MORRISON RESTAURANTS INC.

                                          Ronald A. LaBorde


                                    By:   /S/  RONALD A. LABORDE
                                    Title: PRESIDENT



ATTEST:


      /S/  J.F. JOHNSON
            Secretary
J. Fred Johnson
      [CORPORATE SEAL]





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